SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  ----------



                                 FORM 8-K/A-3

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934





Date of earliest event reported:  May 30, 1997 (Amending Form 8-K filed on
                                  December 21, 1995 to report event on December 8, 1995)





                           Able Telcom Holding Corp.
              (Exact name of registrant as specified in charter)



        Florida                     0-21986                  65-0013218
(State or other jurisdiction      (Commission               (IRS employer
    of incorporation)            file number)            identification no.)



1601 Forum Place, Suite 1110, West Palm Beach, Florida          33401
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code:  (561) 688-0400

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements.

            Thefollowing financial statements are filed as part of this Form 8-K/A-3:


            Financial Statements of H. C. Connell, Inc.

            Report of Independent Auditors
            Restated Balance Sheets as of June 30, 1995 and 1994
            Restated Statements of Income and Retained Earnings for the years ended June 30, 1995 and 1994
            Restated Statements of Cash Flows for the years ended June 30,
              1995 and 1994
            Restated Notes to Financial Statements

            Report of Independent Auditors
            Restated Balance Sheets as of June 30, 1994 and 1993
            Restated Statements of Income and Retained Earnings for the years ended June 30, 1994 and 1993
            Restated Statements of Cash Flows for the years ended June 30,
              1994 and 1993
            Restated Notes to Financial Statements


            The following financial statements were filed with the Company's Current Report on Form 8-K/A-2 dated MAy 6, 1997 (amending Current Report on Form 8-K dated December 21, 1995 reporting an event that occurred on December 8, 1995).

            Condensed Financial Statements (unaudited):
            Condensed Balance Sheets as at November 30, 1995 and 1994 Condensed Statements of Operations for the five months ended
              November 30, 1995 and 1994
            Condensed Statements of Cash Flows for the five months ended
              November 30, 1995 and 1994
            Notes to Condensed Financial Statements


(b)   Pro Forma Financial Information.

            Pro Forma Financial Information related to the transaction reported herein filed with the Company's Current Report on Form 8-K/A-1 dated February 20, 1996 (Amending form 8K dated December 21, 1995, reporting event that occurred on December 8, 1995).

(c)   Exhibits.  The following exhibits are incorporated by reference herein.

       Exhibit No.              Description             Method of Filing
      --------------------------------------------------------------------------

       10.1  Stock Purchase Agreement between the        Filed with the
             Registrant and H.C.and Lois A. Connell,     Company's Current
             dated November 6, 1995.                     Report on Form 8-K
                                                         dated December 21,1995

       10.2  Amendment to Stock Purchase Agreement       Filed with the
             between the Registrant and H.C.and Lois     Company's Current
             A. Connell, dated December 8, 1995.         Report on Form 8-K
                                                         dated December 21,1995

       10.3  Consulting Agreement between the            Filed with the
             Registrant and H.C.Connell,dated December   Company's Current
             1, 1995                                     Report on Form 8-K
                                                         dated December 21,1995

       10.8  Term Loan and Revolving Line of Credit      Filed with the
             Facility between the Registrant and         Company's Current
             SunTrust Bank, South Florida  N.A.          Report on Form 8-K
             effective as of November 29, 1995.          dated December 21,1995


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ABLE TELCOM HOLDING CORP.


                                          By:/s/ William J. Mercurio
                                             --------------------------
                                             William J. Mercurio
                                             President,Chief Executive Officer


Dated: May 30, 1997

                                 Exhibit Index


      --------------------------------------------------------------------------

       Exhibit No.            Description                Method of Filing
      --------------------------------------------------------------------------

       10.1  Stock Purchase Agreement between the        Filed with the
             Registrant and H.C.and Lois A. Connell,     Company's Current
             dated November 6, 1995.                     Report on Form 8-K
                                                         dated December 21,1995

       10.2  Amendment to Stock Purchase Agreement       Filed with the
             between the Registrant and H.C.and Lois     Company's Current
             A. Connell, dated December 8, 1995.         Report on Form 8-K
                                                         dated December 21,1995

       10.3  Consulting Agreement between the            Filed with the
             Registrant and H.C.Connell,dated December   Company's Current
             1, 1995                                     Report on Form 8-K
                                                         dated December 21,1995

       10.8  Term Loan and Revolving Line of Credit      Filed with the
             Facility between the Registrant and         Company's Current
             SunTrust Bank, South Florida  N.A.          Report on Form 8-K
             effective as of November 29, 1995.          dated December 21,1995


                               H. C. CONNELL, INC.
                                LEESBURG, FLORIDA

                              FINANCIAL STATEMENTS

                       YEARS ENDED JUNE 30, 1995 AND 1994

                               H. C. CONNELL, INC.
                          INDEX TO FINANCIAL STATEMENTS
                            JUNE 30, 1995 AND 1994



                                                       PAGE
                                                      NUMBER

Independent Auditor's Report ............................1

Balance Sheets ..........................................2

Statements of Income and Retained Earnings ..............4

Statements of Cash Flows ................................5

Notes to Financial Statements ...........................7



                          INDEPENDENT AUDITOR'S REPORT


                                                 October 11, 1995, except for
                                                 Note 7, as to which the date
                                                 is May 19, 1997



To the Director and Stockholders
H. C. Connell, Inc.
Leesburg, Florida


We have audited the accompanying balance sheets of H. C. Connell, Inc. as of June 30, 1995 and 1994, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H. C. Connell, Inc. as of June 30, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





                                            /s/ Shumacker, Johnston & Ross, PA

                               H. C. CONNELL, INC.

                                 BALANCE SHEETS



                   ASSETS
                                                      June 30,
                                                 1995          1994
                                              (Restated)    (Restated)
                                              ---------     ---------

CURRENT ASSETS:
  Cash                                       $  283,440    $  461,837
  Cash with Fiscal Agent (Note 7)                25,000        25,000
  Receivables:
    Accounts                                  1,413,255     1,365,707
    Retainages                                       -         91,801
    Employee Loans                                  520         1,728
  Deferred Income Taxes                          46,300        20,900
  Cost and Estimated Earnings in
   Excess of Billings on Uncompleted
   Contracts (Note 3)                            97,570       162,833
                                             ----------    ----------

     Total Current Assets                     1,866,085     2,129,806


PROPERTY AND EQUIPMENT:
  Building and Improvements                     118,856       116,719
  Furniture and Office Equipment                 46,883        76,451
  Construction Equipment                      3,629,626     3,159,116
  Vehicles and Trailers                       1,684,171     1,195,390
                                             ----------    ----------

                                              5,479,536     4,547,676
  Less Accumulated Depreciation              (3,373,137)   (3,083,991)
                                             ----------    ----------

     Net Property and Equipment               2,106,399     1,463,685


OTHER ASSETS:
  Stockholder Loan (Note 6)                       1,539         2,010
  Deferred Expenses                              17,911        20,107
  Security Deposits                               1,400           500
                                             ----------    ----------

     Total Other Assets                          20,850        22,617


     Total Assets                            $3,993,334    $3,616,108
                                             ==========    ==========




                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                                 BALANCE SHEETS



LIABILITIES AND STOCKHOLDERS' EQUITY

                                                      June 30,
                                                 1995          1994
                                              (Restated)    (Restated)
                                              ---------      --------

CURRENT LIABILITIES:
  Accounts Payable                           $  310,271    $  451,671
  Retainage Payable                                  -         89,522
  Accrued Payroll and Vacation                  120,452       164,539
  Workers Compensation Claims
   Disposition Liability (Note 7)               121,000        54,000
  Accrued Taxes                                  41,670        85,801
  Dividend Payable                               12,500        10,000
  Bank Line of Credit (Note 2)                  100,000       111,935
  Billings in Excess of Costs and
   Estimated Earnings on Uncompleted
   Contracts (Note 3)                                -         18,904
  Current Portion of Long-Term Debt
   (Note 2)                                     430,121       182,868
                                             ----------    ----------

     Total Current Liabilities                1,136,014     1,169,240


LONG-TERM DEBT (Note 2)                         244,008        34,627

DEFERRED INCOME TAXES                           264,800       219,000
                                               --------      --------

     Total Liabilities                        1,644,822     1,422,867


STOCKHOLDERS' EQUITY:
  Common Stock, $1 Par value,
   10,000 shares authorized,
   issued and outstanding                        10,000        10,000
  Retained Earnings                           2,338,512     2,183,241
                                             ----------    ----------

     Total Stockholders' Equity               2,348,512     2,193,241
                                             ----------    ----------

     Total Liabilities and Stock-
      holders' Equity                        $3,993,334    $3,616,108
                                             ==========    ==========



                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                       STATEMENTS OF INCOME AND RETAINED EARNINGS



                                                Year ended June 30,
                                                 1995         1994
                                              (Restated)   (Restated)
                                               --------     ---------

CONTRACT REVENUES EARNED                     $12,441,071   $10,204,505

COSTS OF CONSTRUCTION                          9,415,620     7,437,967
                                             -----------   -----------

     Gross Profit                              3,025,451     2,766,538


OPERATING EXPENSES                             1,478,274     1,112,970
ADMINISTRATIVE EXPENSES                        1,313,435     1,037,866
                                             -----------   -----------

     Total Operating and Administrative
      Expenses                                 2,791,709     2,150,836
                                             -----------    ----------

     Income from Operations                      233,742       615,702

OTHER INCOME (EXPENSE):
  Interest Income                                  7,461        13,945
  Miscellaneous Income                            29,320        19,993
  Gain on Sale and Disposal of Assets                670        21,830
                                             -----------   -----------

     Total Other Income (Expense)                 37,451        55,768
                                             -----------   -----------

     Income Before Income Taxes                  271,193       671,470

PROVISION FOR INCOME TAXES (Note 4):
  Current Expense                                 83,022       210,743
  Deferred Expense                                20,400        43,400
                                             -----------   -----------

     Total Provision for Income Taxes            103,422       254,143
                                              ----------   -----------

     NET INCOME                                  167,771       417,327

Retained Earnings, beginning of year           2,183,241     1,775,914
Dividends                                        (12,500)      (10,000)
                                             -----------   -----------

Retained Earnings, end of year               $ 2,338,512   $ 2,183,241
                                             ===========   ===========



                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                            STATEMENTS OF CASH FLOWS



                                                 Year ended June 30,
                                                  1995         1994
                                               (Restated)   (Restated)
                                               ---------     --------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                  $  167,771    $ 417,327
  Adjustments to reconcile Net Income
   to Net Cash Provided by Operating
   Activities:
    Depreciation                                 424,995      304,713
    Gain on Disposal of Equipment                   (670)     (21,830)
    Decrease in Deferred Expenses                  2,196          936
    Increase in Security Deposits                   (900)          -
    Increase in Deferred Income Taxes             20,400       43,400
    Changes in Current Assets and Liabilities:
      Decrease in Receivables                     44,253      254,381
      Decrease in Prepaid Income Taxes                -         5,904
      (Increase) Decrease in Costs and
       Estimated Earnings in Excess of
       Billings on Uncompleted Contracts          65,263     (162,833)
      Decrease in Accounts and Retainage
       Payable                                  (230,922)    (206,337)
      Increase (Decrease) in Accrued
       Payroll and Vacation                      (44,087)      57,073
      Increase (Decrease) in Workers
       Compensation Claims Disposition
       Liability                                  67,000      (38,000)
      Increase (Decrease) in Accrued Taxes       (44,131)      60,628
      Decrease in Billings in Excess of
       Costs and Estimated Earnings on
       Uncompleted Contracts                     (18,904)     (44,591)
                                              ----------    ---------

     Net Cash Provided by Operating
      Activities                                 452,264      670,771


CASH FLOWS FROM INVESTING ACTIVITIES:
  (Increase) Decrease in Employee Loans            1,208       (1,404)
  Proceeds from Disposal of Equipment             11,800       24,030
  Purchase of Property and Equipment          (1,078,839)    (611,362)
  (Increase) Decrease in Loans to
   Stockholder                                       471         (718)
                                              ----------    ---------

     Net Cash Used in Investing
      Activities                              (1,065,360)    (589,454)



                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.



                                                 Year ended June 30,
                                                  1995         1994
                                               (Restated)   (Restated)
                                                --------     --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends Paid                                 (10,000)      (5,000)
  Loan from Stockholder                               -       (50,000)
  Net Borrowing (Payments) Under Line
   of Credit Agreement                           (11,935)      65,442
  Proceeds from Issuance of New Debt             853,926      260,887
  Principal Payments on Long-Term Debt          (397,292)    (246,271)
                                               ---------    ---------

     Net Cash Provided by Financing
      Activities                                 434,699       25,058
                                               ---------    ---------

     NET INCREASE (DECREASE) IN CASH            (178,397)     106,375

Cash, beginning of year                          486,837      380,462
                                               ---------    ---------

Cash, end of year                              $ 308,440    $ 486,837
                                               =========    =========



                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1995 AND 1994





NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          The Company is a licensed, bonded utility contractor that operates in the Central Florida area. Construction activities are primarily underground telephone, electrical power, and water and sewer utilities.

          Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

          Revenue Recognition
          --------------------
          Revenues for contracts are recorded using the accrual method except for revenues from lump-sum water and sewer construction contracts which are recognized using the percentage-of-completion method. Under this method, revenues are measured by the percentage of cost incurred to date to estimated total cost of each contract.

          Contract costs include all direct material, labor and sub-contractor costs and those indirect costs related to contract performance, such as labor burden and equipment operation and maintenance costs, including depreciation. Other operating and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated pro-fitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

          The asset, "Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts", represents billings in excess of revenues recognized.

          The Company generally warrants its material and workmanship for one year from the date of acceptance by the customer. Warranty costs are charged to expense when incurred.

          Cash
          ----
          For purposes of the statement of cash flows, cash includes amounts in demand bank accounts and amounts held by fiscal agents.

                             H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1995 AND 1994



NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

          Accounts Receivable
          -------------------
          Accounts receivable are stated at net realizable value. No allowance for doubtful accounts has been provided since, in management's judgment based on an analysis of specific accounts over 90 days old, the balance is entirely collectible.

          Property and Equipment
          ----------------------
          Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets as follows:

                Building and Improvements          10-25 Years
                Furniture and Office Equipment         5 Years
                Construction Equipment                 5 Years
                Vehicles and Trailers               3-10 Years

          Compensated Absences
          --------------------
          The Company changed its vacation policy effective July 1, 1993. Employees are now allowed to accumulate vacation days and are paid when taken. Vacation benefits earned on an employee's anniversary date must be used within the following year; any unused vacation is paid on the succeeding anniversary date. Upon termination, unused vacation is paid to the employee.

          Before July 1, 1993, vacation benefits were paid when earned on the employee's anniversary date of employment.

          Income Taxes
          ------------
          Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the differences between the bases of property and equipment for financial and income tax reporting, and from different methods for recognizing workers compensation claims disposition liabilities. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

          The basis of property and equipment exceeds its tax basis by the cumulative amount that accelerated depreciation for tax purposes exceeds straight-line depreciation, and by the amount of salvage value excluded from the depreciable basis of heavy construction equipment for financial reporting purposes.

                               H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1995 AND 1994


NOTE 2  LONG-TERM DEBT

          The following schedule summarizes long-term debt at June 30, 1995 and 1994. The equipment and vehicles acquired using the proceeds of these loans have been pledged as security for the debt.

                                                    1995                   1994
                                         -----------------------------   ------
                                                     Long
                                         Current     Term      Total       Total

            Sun Bank:
             Note with monthly payments
             of $10,000 plus interest
             at prime plus .50%         $120,000  $ 90,000   $210,000   $     -

             Note with monthly payments
             of $8,125 plus interest
             at prime plus .50%           97,500    89,375    186,875         -

             Note with monthly payments
             of $6,077 plus interest
             at prime plus .50%           72,922    30,384    103,306         -

             Note with monthly payments
             of $4,664 plus interest
             at prime plus .75%           55,967     9,328     65,295         -

             Note with monthly payments
             of $4,947 plus interest
             at prime plus .75%           34,627        -      34,627     93,987

             Loans paid off during the
             year ended 6/30/95               -         -          -      15,682

           Citizens National Bank:
             Note with monthly payments
             of $3,115 plus interest
             at prime plus .50%           37,381    24,921     62,302         -

             Loan paid off during the
             year ended 6/30/95               -         -          -       4,713

           Associates Commercial:
             Equipment loan payable in
             monthly installments of
             $2,989 including interest
             at 2.9%                      11,724        -      11,724         -

           KDC Financial:
             Loan paid off during
             the year ended 6/30/95           -         -          -     103,113
                                        --------  --------   --------   --------
                TOTALS                  $430,121  $244,008   $674,129   $217,495
                                        ========  ========   ========   ========

           Maturities of long-term debt are as follows:

              Year ended June 30, 1996     $430,121
              Year ended June 30, 1997      244,008
                                            -------
                                           $674,129
                                            =======

                              H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1995 AND 1994


NOTE 2  LONG-TERM DEBT (Continued)

          The Sun Bank prime rate at June 30, 1995 was 9.0%. Sun Bank requires the Company to maintain minimum equity of $1.5 million. All long-term debt is personally guaranteed by H. C. Connell, the majority stockholder.

          Total interest expense incurred and paid for the years ended June 30, 1995 and 1994 were $56,137 and $23,497, respectively.

          In addition to the debt listed above, the Company has an unsecured line of credit with Sun Bank in the amount of $200,000 with interest at prime rate plus .50%. This line of credit is intended for short-term working capital needs and subject to renewal annually on December 1.


NOTE 3  LONG-TERM CONTRACTS IN PROGRESS

          Information with respect to water and sewer  uncompleted  contracts at

          June 30, 1995 and 1994 follows:

                                                  1995        1994
                                                 -----       -----

              Costs incurred on contracts
                in progress                  $   75,385  $1,111,212
              Estimated earnings
                on contracts in progress         18,223     118,057
                                              ---------  ----------
                                                 93,608   1,229,269

              Less amounts billed on these
                uncompleted contracts                -   (1,085,340)
              Unbilled amounts on completed
                contracts                         3,962          -
                                             ----------  ---------

                                             $   97,570  $  143,929
                                             ==========  ==========

          This net amount is included in the accompanying balance sheet under the following captions:

              Costs and Estimated Earnings
                in Excess of Billings on
                Uncompleted Contracts        $   97,570  $  162,833
              Billings in Excess of Costs
                and Estimated Earnings on
                Uncompleted Contracts                -      (18,904)
                                             ----------  ----------

                                             $   97,570  $  143,929
                                             ==========  ==========

                               H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1995 AND 1994



NOTE 4  INCOME TAXES

      The provision for income tax expense consists of the following components:

                                           Year ended June 30,
                                           1995          1994
                                           ----          ----

                   CURRENT:
                     Federal             $ 71,094      $190,752
                     State                 11,928        19,991
                                         --------      --------

                                           83,022       210,743

                   DEFERRED:
                     Federal               16,800        25,200
                     State                  3,600        18,200
                                         --------      --------

                                           20,400        43,400
                                         --------      --------

                        TOTAL            $103,422      $254,143
                                         ========      ========


          The following State Emergency Excise Tax credits are available to reduce future State income taxes:

                   Year the credit
                  becomes available           Amount
                  -----------------           ------

                    June 30, 1996            $ 1,152
                    June 30, 1998                 67
                    June 30, 1999                 67
                    June 30, 2000                 38
                                             -------

                         Total               $ 1,324
                                             =======

          Federal and State income taxes paid during the years ended June 30, 1995 and 1994 totalled $121,501 and $80,000, respectively.


NOTE 5  MAJOR CUSTOMERS

          The Company is engaged in utility construction operations on both a bid contract and continuing contract basis. Approx-imately $9.6 million of the contract revenues earned during the year ended June 30, 1995 resulted from the continuing contracts with United Telephone Company of Florida and Florida Power Corporation.

                              H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1995 AND 1994


NOTE 5  MAJOR CUSTOMERS (continued)

          The current contract with United Telephone expires August 31, 1996. Contracts covering one Florida Power region and one Florida Power district are in effect or have been renewed with expiration dates of September 2, 1996 and October 1, 1996, respectively.


NOTE 6  RELATED PARTY TRANSACTIONS

          The Company's headquarters is located at a site owned by H. C. Connell, the majority stockholder. The Company and Mr. Connell have entered into a lease agreement with terms that are re-viewed annually. For each of the years ended June 30, 1995 and 1994, the Company incurred and paid $57,600 in rent to Mr. Connell.

          As of June 30, 1995 and 1994, Mr. Connell owed the Company $1,539 and $2,010, respectively. This loan has no stated rate of interest nor terms of repayment. However, management expects the balance to be repaid during the next year.


NOTE 7  SELF-INSURANCE PROGRAM

          The Company participates in a self-insurance program with Employers Self Insurers Fund for workers' compensation insurance coverage. Under the terms of the program, the Company reimburses the Fund for all claims paid up to an annual maximum obligation based on a percentage of standard premium. Claims paid above this annual maximum amount are the responsibility of the Fund.

          The Company is required to maintain a minimum balance of $25,000 with the Fund to service claims, which is included on the balance sheet as "Cash with Fiscal Agent". Additionally, at the Insurance Fund's request, the Company has issued the Fund an irrevocable standby letter of credit in the amount of $650,000 in order to provide the Fund with continuing financial security.

          The 1995 and 1994 financial statements have been restated to reflect management's estimate of probable loss associated with workers compensation claims as of June 30, 1995 and 1994. The accrual for probable workers compensation claims is included in current liabilities on the accompanying balance sheets.

                              H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1995 AND 1994

NOTE 8  CONTINGENCIES

          There are claims and actions pending against the Company. In the opinion of management, the amounts, if any, which may be awarded in connection with these claims and actions would not be material to the Company's financial position.

                              H. C. CONNELL, INC.
                                LEESBURG, FLORIDA

                              FINANCIAL STATEMENTS

                       YEARS ENDED JUNE 30, 1994 AND 1993

                               H. C. CONNELL, INC.
                          INDEX TO FINANCIAL STATEMENTS
                            JUNE 30, 1994 AND 1993



                                                       PAGE
                                                      NUMBER


Independent Auditor's Report ............................1

Balance Sheets ..........................................2

Statements of Income and Retained Earnings ..............4

Statements of Cash Flows ................................5

Notes to Financial Statements ...........................7


                          INDEPENDENT AUDITOR'S REPORT


                                                November 14, 1994, except for
                                                Note 8, as to which the date
                                                is May 19, 1997



To the Director and Stockholders
H. C. Connell, Inc.
Leesburg, Florida


We have audited the accompanying balance sheets of H. C. Connell, Inc. as of June 30, 1994 and 1993, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H. C. Connell, Inc. as of June 30, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





                                             /s/ Shumacker, Johnston & Ross, PA

                               H. C. CONNELL, INC.

                                 BALANCE SHEETS



                   ASSETS

                                                      June 30,
                                                 1994          1993
                                              (Restated)    (Restated)
                                              ---------      ---------

CURRENT ASSETS:
  Cash                                       $  461,837    $  355,462
  Cash with Fiscal Agent (Note 2)                25,000        25,000
  Receivables:
    Accounts                                  1,365,707     1,373,082
    Retainages                                   91,801       338,807
    Employee Loans                                1,728           324
  Prepaid Income Taxes                               -          5,904
  Deferred Income Taxes                          20,900        47,000
  Cost and Estimated Earnings in
   Excess of Billings on Uncompleted
   Contracts (Note 4)                           162,833            -
                                             ----------    ----------

     Total Current Assets                     2,129,806     2,145,579


PROPERTY AND EQUIPMENT:
  Building and Improvements                     116,719       116,719
  Furniture and Office Equipment                 76,451        75,665
  Construction Equipment                      3,159,116     2,763,038
  Vehicles and Trailers                       1,195,390     1,093,373
                                             ----------    ----------

                                              4,547,676     4,048,795
  Less Accumulated Depreciation              (3,083,991)   (2,889,559)
                                             ----------    ----------

     Net Property and Equipment               1,463,685     1,159,236


OTHER ASSETS:
  Stockholder Loan (Note 7)                       2,010         1,292
  Deferred Expenses                              20,107        21,043
  Security Deposits                                 500           500
                                             ----------    ----------

     Total Other Assets                          22,617        22,835


     Total Assets                            $3,616,108    $3,327,650
                                             ==========    ==========





                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                                 BALANCE SHEETS



   LIABILITIES AND STOCKHOLDERS' EQUITY

                                                      June 30,
                                                 1994          1993
                                              (Restated)    (Restated)
                                               --------      --------

CURRENT LIABILITIES:
  Accounts Payable                           $  451,671    $  594,760
  Retainage Payable                              89,522       152,770
  Accrued Payroll and Vacation                  164,539       107,466
  Workers Compensation Claims
   Disposition Liability (Note 8)                54,000        92,000
  Accrued Taxes                                  85,801        25,173
  Dividend Payable                               10,000         5,000
  Due to Stockholder (Note 7)                        -         50,000
  Bank Line of Credit (Note 3)                  111,935        46,493
  Billings in Excess of Costs and
   Estimated Earnings on Uncompleted
   Contracts (Note 4)                            18,904        63,495
  Current Portion of Long-Term Debt
   (Note 3)                                     182,868       182,607
                                             ----------    ----------

     Total Current Liabilities                1,169,240     1,319,764


LONG-TERM DEBT (Note 3)                          34,627        20,272

DEFERRED INCOME TAXES                           219,000       201,700
                                              ---------     ---------

     Total Liabilities                        1,422,867     1,541,736


STOCKHOLDERS' EQUITY:
  Common Stock, $1 Par value,
   10,000 shares authorized,
   issued and outstanding                        10,000        10,000
  Retained Earnings                           2,183,241     1,775,914
                                             ----------    ----------

     Total Stockholders' Equity               2,193,241     1,785,914
                                             ----------     ---------

     Total Liabilities and Stock-
      holders' Equity                        $3,616,108    $3,327,650
                                             ==========    ==========




                    See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                       STATEMENTS OF INCOME AND RETAINED EARNINGS



                                                Year ended June 30,
                                                 1994         1993
                                              (Restated)   (Restated)
                                              ---------     --------

CONTRACT REVENUES EARNED                     $10,204,505   $10,125,105

COSTS OF CONSTRUCTION                          7,437,967     8,136,263
                                             -----------   -----------

     Gross Profit                              2,766,538     1,988,842


OPERATING EXPENSES                             1,112,970       916,411
ADMINISTRATIVE EXPENSES                        1,037,866       822,470
                                             -----------   -----------

     Total Operating and Administrative
      Expenses                                 2,150,836     1,738,881


     Income from Operations                      615,702       249,961

OTHER INCOME:
  Interest                                        13,945         5,341
  Miscellaneous Income                            19,993        13,069
  Gain on Sale and Disposal of Assets             21,830         6,480
                                             -----------   -----------

     Total Other Income                           55,768        24,890
                                             -----------   -----------

     Income Before Income Taxes                  671,470       274,851

PROVISION FOR INCOME TAXES (Note 6):
  Current Expense                                210,743        89,481
  Deferred Expense                                43,400        21,600
                                             -----------   -----------

     Total Provision for Income Taxes            254,143       111,081
                                             -----------   -----------

     NET INCOME                                  417,327       163,770

Retained Earnings, beginning of year           1,775,914     1,617,144
Dividends                                        (10,000)       (5,000)
                                             -----------   -----------

Retained Earnings, end of year               $ 2,183,241   $ 1,775,914
                                             ===========   ===========



                      See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                            STATEMENTS OF CASH FLOWS



                                                 Year ended June 30,
                                                  1994         1993
                                               (Restated)   (Restated)
                                                ---------    --------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                   $ 417,327    $ 163,770
  Adjustments to Reconcile Net Income
   to Net Cash Provided by Operating
   Activities:
    Depreciation                                 304,713      255,838
    Gain on Disposal of Equipment                (21,830)      (6,480)
    Increase in Deferred Income Taxes             43,400       21,600
    Changes in Current Assets and Liabilities:
      (Increase) Decrease in Receivables         254,381     (717,029)
      Decrease in Prepaid Income Taxes             5,904       23,292
      (Increase) Decrease in Costs and
       Estimated Earnings in Excess of
       Billings on Uncompleted Contracts        (162,833)       8,154
      Decrease in Deferred Expenses                  936        1,680
      Increase (Decrease) in Accounts and
       Retainage Payable                        (206,337)     454,250
      Increase in Accrued Payroll and
       Vacation                                   57,073       30,812
      Increase (Decrease) in Workers
       Compensation Claims Disposition
       Liability                                 (38,000)      92,000
      Increase in Accrued Taxes                   60,628       21,122
      Decrease in Billings in Excess of
       Costs and Estimated Earnings on
       Uncompleted Contracts                     (44,591)     (10,293)
                                               ---------    ---------

     Net Cash Provided by Operating
      Activities                                 670,771      338,716


CASH FLOWS FROM INVESTING ACTIVITIES:
  (Increase) Decrease in Employee Loans           (1,404)       2,731
  Proceeds from Disposal of Equipment             24,030        6,580
  Purchase of Property and Equipment            (611,362)    (248,208)
  Increase in Loans to Stockholder                  (718)        (721)
                                               ---------    ---------

     Net Cash Used in Investing
      Activities                                (589,454)    (239,618)





                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.



                                                 Year ended June 30,
                                                  1994         1993
                                               (Restated)   (Restated)
                                                --------     --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends Paid                                  (5,000)      (5,000)
  Loan from Stockholder                          (50,000)      50,000
  Net Borrowing (Payments) Under Line
   of Credit Agreement                            65,442       46,493
  Proceeds from Issuance of New Debt             260,887       65,091
  Principal Payments on Long-Term Debt          (246,271)    (220,744)
                                               ---------    ---------

     Net Cash Provided by (Used in)
      Financing Activities                        25,058      (64,160)
                                               ---------    ---------

     NET INCREASE IN CASH                        106,375       34,938

Cash, beginning of year                          380,462      345,524
                                               ---------    ---------

Cash, end of year                              $ 486,837    $ 380,462
                                               =========    =========






Disclosure of Accounting Policy:

For purposes of the statement of cash flows, the Company considers cash to include amounts held by fiscal agents and amounts in demand bank accounts.







                     See Accompanying Notes to Financial Statements
                        and Independent Auditor's Report

                               H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1994 AND 1993



NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          Revenue Recognition
          -------------------
          Revenues for contracts are recorded using the accrual method except for revenues from lump-sum water and sewer construction contracts which are recognized using the percentage-of-completion method. Under this method, revenues are measured by the percentage of cost incurred to date to estimated total cost of each contract.

          Contract costs include all direct material, labor and sub-contractor costs and those indirect costs related to contract performance, such as labor burden and equipment operation and maintenance costs, including depreciation. Other operating and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

          The asset, "Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts", represents billings in excess of revenues recognized.

          The Company generally warrants its material and workmanship for one year from the date of acceptance by the customer. Warranty costs are charged to expense when incurred.

          Cash
          ----
          Included in the balance captioned cash are amounts deposited in interest bearing and non-interest bearing bank accounts.

          Accounts Receivable
          -------------------
          Accounts receivable are stated at net realizable value. No allowance for doubtful accounts has been provided since, in management's judgment based on an analysis of specific accounts over 90 days old, the balance is entirely collectible.

                              H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1994 AND 1993


NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

          Property and Equipment
          ----------------------
          Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets as follows:

                Building and Improvements          10-25 Years
                Furniture and Office Equipment         5 Years
                Construction Equipment                 5 Years
                Vehicles and Trailers               3-10 Years

          Compensated Absences
          --------------------
          The Company changed its vacation policy effective July 1, 1993. Employees are now allowed to accumulate vacation days and are paid when taken. Vacation benefits earned on an employee's anniversary date must be used within the following year; any unused vacation is paid on the succeeding anniversary date. Upon termination, unused vacation is paid to the employee.

          Before July 1, 1993, vacation benefits were paid when earned on the employee's anniversary date of employment.

          Income Taxes
          ------------
          Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes cur-rently due plus deferred taxes related primarily to the differ-ence between the bases of property and equipment for financial and income tax reporting, and from different methods for recog-nizing workers compensation claims disposition liabilities. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deduct-ible when the assets and liabilities are recovered or settled.

          The basis of property and equipment exceeds its tax basis by the cumulative amount that accelerated depreciation for tax purposes exceeds straight-line depreciation, and by the amount of salvage value excluded from the depreciable basis of heavy construction equipment for financial reporting purposes.


NOTE 2  CASH WITH FISCAL AGENT

          As a part of the agreement to participate in the workers' compensation plan administered by Employers Self Insurers Fund, the Company is required to maintain a minimum balance of $25,000 with the Fund to service claims.

                              H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1994 AND 1993


NOTE 3  LONG-TERM DEBT:

          The following schedule summarizes long-term debt at June 30, 1994 and 1993. The equipment and vehicles acquired using the proceeds of these loans have been pledged as security for the debt.

                                                   1994                   1993
                                         -----------------------------   ------
                                                    Long
                                        Current     Term      Total       Total

            Sun Bank:
              2 loans with monthly
              payments totalling
              $12,500 plus interest
              at prime plus .75%        $  2,500  $     -    $  2,500   $152,500

              Loan with monthly pay-
              ments of $2,197 plus
              interest at prime
              plus 1.0%                   13,182        -      13,182     39,546

              Loan with monthly pay-
              ments of $4,947 plus
              interest at prime
              plus .75%                   59,360    34,627     93,986         -

            Citizens National Bank:
              Equipment loan with
              monthly payments of
              $510 plus interest at
              prime plus 1%                4,713        -       4,713      10,833

            KDC Financial:
              Equipment loan with
              monthly payments of
              $9,566 including interest
              at 2.9% due May 1995       103,113        -     103,113          -
                                        --------  --------   --------    -------

                 TOTALS                 $182,868  $ 34,627   $217,495    $202,879
                                        ========  ========   ========    ========


          Maturities of long-term debt are as follows:

              Year ended June 30, 1995     $182,868
              Year ended June 30, 1996       34,627
                                            -------
                                           $217,495
                                            =======

          The Sun Bank prime rate at June 30, 1994 was 7.25%. Sun Bank requires the Company to maintain minimum equity of $1.5 million. All long-term debt is personally guaranteed by H. C. Connell, the majority stockholder.

          Total interest expense incurred and paid for the years ended June 30, 1994 and 1993 were $23,497 and $20,531, respectively.

                              H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1994 AND 1993

NOTE 3  LONG-TERM DEBT (Continued)

          In addition to the debt listed above, the Company has an unsecured line of credit with Sun Bank in the amount of $200,000 with interest at prime rate plus .75%. This line of credit is intended for short-term working capital needs and subject to renewal annually on December 1.


NOTE 4  LONG-TERM CONTRACTS IN PROGRESS

          Information with respect to water and sewer uncompleted contracts at June 30, 1994 and 1993 follows:

                                                  1994        1993
                                                  ----        ----

               Costs incurred on contracts
                 in progress                 $1,111,212  $2,205,475
               Estimated earnings
                 on contracts in progress       118,057     358,338
                                              ---------   ---------
                                              1,229,269   2,563,813

               Less amounts billed on these
                 uncompleted contracts        1,085,340   2,627,308
                                              ---------   ---------
                                             $  143,929  $  (63,495)
                                             ==========  ==========

          This net amount is included in the accompanying balance sheet under the following captions:

               Costs and Estimated Earnings
                 in Excess of Billings on
                 Uncompleted Contracts       $  162,833  $       -
               Billings in Excess of Costs
                 and Estimated Earnings on
                 Uncompleted Contracts          (18,904)    (63,495)
                                             ----------  ----------

                                             $  143,929  $  (63,495)
                                             ==========  ==========


NOTE 5  MAJOR CUSTOMERS

          The Company is engaged in utility construction operations on both a bid contract and continuing contract basis. Approx-imately $5.5 million of the contract revenues earned during the year ended June 30, 1994 resulted from the continuing contracts with United Telephone Company of Florida and Florida Power Corporation.

                               H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1994 AND 1993

NOTE 5  MAJOR CUSTOMERS (continued)

          The current contract with United Telephone expires August 31, 1996. Contracts covering one Florida Power region and one Florida Power district are in effect or have been renewed with expiration dates of September 2, 1996 and October 1, 1995, respectively.


NOTE 6  INCOME TAXES

      The provision for income tax expense consists of the following components:

                                           Year ended June 30,
                                           1994          1993
                                          -----         -----

                   CURRENT:
                     Federal             $190,752      $ 89,481
                     State                 19,991            -
                                          --------      -------

                                          210,743        89,481

                   DEFERRED:
                     Federal               25,200         7,600
                     State                 18,200        14,000
                                         --------      --------

                                           43,400        21,600
                                         --------      --------

                        TOTAL            $254,143      $111,081
                                         ========      ========

          At June 30, 1993, the Company used a State net operating loss carryforward of $120,664 available from June 30, 1992 to reduce State income taxes currently payable by approximately $6,600.

          The following State Emergency Excise Tax credits are available to reduce future State income taxes:


                   Year the credit
                  becomes available           Amount
                  -----------------           ------

                    June 30, 1995            $   879
                    June 30, 1996              1,152
                    June 30, 1998                 67
                    June 30, 1999                 67
                                             -------

                         Total               $ 2,165
                                             =======

          Federal and State income taxes paid during the years ended June 30, 1994 and 1993 totalled $80,000 and $55,000, respectively.

                               H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1994 AND 1993

NOTE 7  RELATED PARTY TRANSACTIONS

          The Company's headquarters is located at a site owned by H. C. Connell, the majority stockholder. The Company and Mr. Connell have entered into a lease agreement with terms that are re-viewed annually. For each of the years ended June 30, 1994 and 1993, the Company incurred and paid $57,600 in rent to Mr. Connell.

          As of June 30, 1994 and 1993, Mr. Connell owed the Company $2,010 and $1,292, respectively. This loan has no stated rate of interest nor terms of repayment. However, management expects the balance to be repaid during the next year.

          As of June 30, 1993, Mr. Connell loaned $50,000 to the Company to provide temporary working capital. This loan was repaid during the year ended June 30, 1994 with interest.


NOTE 8  SELF-INSURANCE PROGRAM

          The Company participates in a self-insurance program with Employers Self Insurers Fund for workers' compensation insurance coverage. Under the terms of the program, the Company reimburses the Fund for all claims paid up to an annual maximum obligation based on a percentage of standard premium. Claims paid above this annual maximum amount are the responsibility of the Fund. Additionally, at the Insurance Fund's request, the Company has issued the Fund an irrevocable standby letter of credit in the amount of $515,900 in order to provide the Fund with continuing financial security.

          The 1994 and 1993 financial statements have been restated to reflect management's estimate of probable loss associated with workers compensation claims as of June 30, 1994 and 1993. The accrual for probable workers compensation claims is included in current liabilities on the accompanying balance sheets.


NOTE 9  CONTINGENCIES

          There are claims and actions pending against the Company. In the opinion of management, the amounts, if any, which may be awarded in connection with these claims and actions would not be material to the Company's financial position.

                               H. C. CONNELL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1994 AND 1993

NOTE 9  CONTINGENCIES (continued)

          As a result of its examination of the corporate income tax return for the year ended June 30, 1991, the Internal Revenue Service has proposed a tax assessment of $40,950 on earnings accumulated in excess of reasonable needs. Management disagrees with this proposed assessment and is vigorously opposing the tax. An appellate hearing has been requested to review this dispute. Management believes they have a strong argument supporting the Company's position, and, therefore, has made no provision for this tax in the accompanying financial statements.